UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)
(760) 260-8600
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTIAN OFFICERS.
As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved:

•	The Company’s 2015 Equity Incentive Plan, as amended (the “2015 Plan”), to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 1,800,000.

•	The Company’s 2017 Employee Stock Purchase Plan (the “2017 ESPP”).
Summaries of the material terms of the 2015 Plan and the 2017 ESPP are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2017. Those summaries are qualified in their entirety by reference to the text of the 2015 Plan and the 2017 ESPP, which are filed as Exhibit 99.1 and 99.2, respectively, hereto and incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 17, 2017, the Company held the Annual Meeting. As of March 20, 2017, the record date for the Annual Meeting, 38,150,173 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 35,051,790 shares of common stock were present in person or represented by proxy for the five proposals summarized below.

Proposal 1: Election of Directors
The Company’s stockholders elected the eight persons listed below to serve until the Company’s 2018 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	33,293,163	39,921	1,718,706
Roy Baynes	33,293,766	39,318	1,718,706
Tim Coughlin	33,218,496	114,588	1,718,706
John Kozarich, Ph.D.	32,177,927	1,155,157	1,718,706
Gary Lyons	31,164,569	2,168,515	1,718,706
Jeffrey Meckler	33,293,163	39,921	1,718,706
John A. Orwin	33,290,656	42,428	1,718,706
Ron Squarer	33,293,766	39,318	1,718,706

Proposal 2: Approval of the Company’s 2015 Equity Incentive Plan, as amended
The Company’s stockholders approved the 2015 Plan, as amended, to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 1,800,000. The final voting results are as follows:

Votes For	22,828,160
Votes Against	10,502,396
Abstentions	2,527
Broker Non-Votes	1,718,707

Proposal 3: Approval of the Retrophin, Inc. 2017 Employee Stock Purchase Plan
The Company’s stockholders approved Retrophin, Inc. 2017 ESPP. The final voting results are as follows:

Votes For	30,593,061
Votes Against	2,739,723
Abstentions	300
Broker Non-Votes	1,718,706

Proposal 4: Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	33,290,283
Votes Against	41,789
Abstentions	1,012
Broker Non-Votes	1,718,706

Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results are as follows:

Votes For	35,016,404
Votes Against	35,311
Abstentions	75
Broker Non-Votes	—

ITEM 8.01    OTHER EVENTS
Effective May 17, 2017, the Company’s Board of Directors approved the following committee structure for the committees of the Board.

Name	Current Position(s)	Independent	Committee
			Audit	Compensation	Nominating / Corporate Governance	Science & Technology
Stephen Aselage	President, Chief Executive Officer and Director
Roy Baynes	Director	X			X	Chairman
Timothy Coughlin	Director	X	Chairman	X
John Kozarich	Director	X			X	X
Gary Lyons*	Director	X		X
Jeffrey Meckler	Director	X	X		Chairman
John A. Orwin	Director	X		Chairman
Ron Squarer	Director	X	X
* Chairman of the Board.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Retrophin, Inc. 2015 Equity Incentive Plan, as amended.
99.2	Retrophin, Inc. 2017 Employee Stock Purchase Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: May 18, 2017	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary